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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                                   MGI2, INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                                  76-0631884
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


         9821 KATY FREEWAY, SUITE 500
         HOUSTON, TEXAS                                        77024
(address of principal executive offices)                     (Zip Code)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

TITLE OF EACH CLASS                              NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED:                             EACH CLASS IS TO BE REGISTERED:

Common Stock, par value $.01                     American Stock Exchange
per share


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

None.

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         A description of the common stock, par value $0.01 per share of MGi2, Inc. (the "Registrant"), to be registered hereunder is set forth under the caption "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form N-2 (No. 333-95905), as filed with the Securities and Exchange Commission on March 15, 2000, under the Securities Act of 1933, as amended, and will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference.

ITEM 2.  EXHIBITS

         The following exhibits to this Registration Statement on Form 8-A are either filed herewith or are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

      *  1.       Registrant's Registration Statement on Form N-2
                  (No. 333-95905), as amended, filed with the Securities and Exchange Commission on March 15, 2000 (the "Registration
                  Statement") (incorporated herein by reference).

         2. Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registration Statement).

         3. Bylaws of the Registrant (incorporated herein by reference from Exhibit 3.2 to the Registration Statement).

         4. Specimen Common Stock Certificate evidencing shares of common stock of the Registrant (incorporated herein by reference from Exhibit 4.1 to the Registration Statement).

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      *  Previously filed


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 16, 2000

                                        MGi2, INC.


                                        By: /s/ Cary M. Grossman
                                           ------------------------------------
                                        Name:   Cary M. Grossman
                                        Title:  Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
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*1.      Registrant's Registration Statement on Form N-2 (No. 333-95905), as
         amended, filed with the Securities and Exchange Commission on March 15, 2000 (the "Registration Statement") (incorporated herein by reference).

2. Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registration Statement).

3.       Bylaws of the Registrant (incorporated herein by reference from Exhibit
         3.2 to the Registration Statement).

4. Specimen Common Stock Certificate evidencing shares of common stock of the Registrant (incorporated herein by reference from Exhibit 4.1 to the Registration Statement).


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     * Previously filed.


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